EXHIBIT 24-1

                                POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Vestcom International, Inc. desire to authorize Joel Cartun and Harvey Goldman to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-4, including all amendments thereto,

         NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joel Cartun and Harvey Goldman, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-4 registering 2,000,000 shares of the Common Stock of Vestcom International, Inc. issuable in connection with future acquisitions, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 13th day of August, 1997.


  Signatures                                       Title

  /s/Joel Cartun
  ______________________________                  President, Chief Executive
  Joel Cartun                                     Officer and Director

  /s/Howard April
  ______________________________                  Director
  Howard April

  /s/Gary J. Marcello
  ______________________________                  Director
  Gary J. Marcello

  /s/Stephen R. Bova
  ______________________________                  Director
  Stephen R. Bova

  /s/Leonard J. Fassler
  ______________________________                  Director
  Leonard J. Fassler

  /s/Fred S. Lafer
  ______________________________                  Director
  Fred S. Lafer

  /s/Richard D. White
  ______________________________                  Director
  Richard D. White

  /s/Harvey Goldman
  ______________________________                  Executive   Vice   President,
  Harvey Goldman                                  Chief   Financial Officer  and
                                                  Treasurer (Principal Financial
                                                  and Accounting Officer)